EXHIBIT 4.1

Common Stock	Common Stock

Number	Shares

MarketWatch.com, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS ON SHARES

This Certifies that	CUSIP

is the record owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,

PAR VALUE $0.01 PER SHARE, OF

MarketWatch.com, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[corporate seal]

/s/ Douglas S. Appleton	/s/ Lawrence S. Kramer

SECRETARY	PRESIDENT

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

MarketWatch.com, Inc.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN	— as tenants in common	UNIF GIFT MIN ACT— Custodian
COM	— as tenants by the	(Cust) (Minor)
TEN	— entireties	under Uniform Gifts to Minors Act
ENT	— as joint tenants with
JT TEN	— right of survivorship and not as tenants in common	(State)

UNIF TRF MIN ACT— Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors and
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                         Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                        Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.